UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2007

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of New York (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, satisfy called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

At the August 3, 2007 meeting of the Board of Directors ("Board") of the Federal Home Loan Bank of New York ("Bank"), the Board voted to approve certain revisions to the Bank’s Code of Business Conduct and Ethics ("Code").

These revisions to the Code fall into two broad categories:

• substantive changes that involve a change in the scope of the Code; and

• technical changes intended to provide a greater level of consistency in terminology without changing the scope of the policy in any material respect.

1. Substantive Changes. The major substantive changes can be categorized as follows:

• changes that reflect the addition of new provisions now specifically required by the Bank’s regulator, the Federal Housing Finance Board, pertaining to the holding of member stock by the Bank’s appointed Directors (at Section C 5 e and related Appendix 1, and also at Section C 6 b of the Code); and

• changes that expand the scope of certain concepts already included at Section C 5 b of the Code with respect to employees’ financial interests with member institutions (a term that will be expanded to include holding companies of these institutions). Specifically, these changes are intended to formally permit employees to dispose of financial interests that are otherwise acceptable to hold under the Code so long as such disposal is done on terms that are not more favorable than those available to persons who are not employees of the Bank.

Additional items include the addition of a statement that an elected Director’s status as an officer or director of a member institution does not create a conflict of interest when such Director votes, as long as the vote does not uniquely or disproportionately affect the Director’s home institution (Section C 5 f); an adjustment in the ‘insider trading’ section to reflect that one should only consider information that was previously not public to be "public" if it is conveyed through either a public filing with a regulatory agency such as the SEC, or through a press release disseminated through a major news service (Section C 13 a); and specific incorporation of ‘civil union’ partners (a concept recognized by the State of New Jersey) into the definition of "immediate family members" (Section I).

2. Technical Changes. The technical changes made to the document were designed to use terminology more consistently, eliminate redundancies, and clarify the meaning of some of the concepts used in the Code. In addition, to help avoid doubt, Section A of the Code now makes it explicit that Section C 15 applies to the members of the Bank’s Affordable Housing Advisory Council. The entire text of the revised Code is included as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

14.1 Federal Home Loan Bank of New York’s Code of Business Conduct and Ethics, as of August 3, 2007.

99.1 Schedule A, containing information pertaining to consolidated obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

August 7, 2007	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

14.1	Federal Home Loan Bank of New York’s Code of Business Conduct and Ethics, as of August 3, 2007.
99.1	Schedule A, containing information pertaining to consolidated obligations.